Exhibit 99.1

          Innodata Isogen Reports First Quarter 2006 Results

    NEW YORK--(BUSINESS WIRE)--May 10, 2006--INNODATA ISOGEN, INC. (NASDAQ:INOD), a leading provider of content supply chain solutions, today announced a loss of $1,346,000, or $0.06 per diluted share, for the first quarter of 2006, versus net income of $299,000, or $0.01 per diluted share, for the first quarter of 2005.
    Revenues were $10,285,000 for the three months ended March 31, 2006, down 8% from revenues of $11,190,000 for the same period last year. Despite the lower revenues, the company saw cash and equivalents increase slightly, from approximately $20,059,000 at December 31, 2005 to approximately $20,305,000 at March 31, 2006.
    While second quarter 2006 revenues could be somewhat lower year over year, the company remains confident that its performance will improve in the second half of the year, and that revenues for all of 2006 will exceed 2005 revenues, according to Jack Abuhoff, chairman and chief executive officer of Innodata Isogen.
    "The pace of new business activity is brisk - and we're seeing a growing number of attractive opportunities emerge," Abuhoff said. "In addition, I'm seeing signs of improvement and growing momentum in our sales efforts."
    Abuhoff continued, "There is a lot of opportunity out there for both our content and professional services divisions - as an increasing number of Global 2000 enterprises, as well as major publishers and information services providers, seek to control content costs, compete more aggressively and achieve better outcomes."
    Abuhoff said that continued growth in the economy, especially in the business sector, should sustain capital spending in Innodata Isogen's target markets. He expects the company's customers to continue to fund and expand new product development and legacy product enhancements and also invest in systems and infrastructure upgrades.

    Timing of Conference Call with Q&A

    Innodata Isogen will conduct an earnings conference call, including a question & answer period, at 11:00 AM ET today. You can participate in this call by dialing the following call-in numbers:

1-877-704-5386 (Domestic)
1-913-312-1302 (International)

1-888-203-1112 (Domestic Replay)
1-719-457-0820 (International Replay)
Pass code on Replay only: 2692204

    Investors are also invited to access a live webcast of the conference call at the Investor Relations section of www.innodata-isogen.com. Please note that the webcast feature will be in listen-only mode. Call-in or Webcast replay will be available for 30 days following the conference call.

    About Innodata Isogen

    Innodata Isogen (NASDAQ:INOD) helps organizations create, manage and distribute information more effectively and economically, providing a comprehensive range of content-focused IT and BPO services to solve information management and publishing challenges.

    We are headquartered in Hackensack, New Jersey, just outside of New York City. We have two additional solution centers in North
America, seven production facilities in Asia (the Philippines, India and Sri Lanka) and a technology and tools development center in India.

    Innodata Isogen (www.innodata-isogen.com) is named to both
EContent magazine's EContent 100 and KM World magazine's 100 Companies That Matter In Knowledge Management. KM World also recognized the unique value of Innodata Isogen's comprehensive content supply chain solutions in its Trend-Setting Products of 2005 annual honors.

    This release contains certain forward-looking statements, including without limitation, statements concerning the company's operations, economic performance, and financial condition. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "estimate," "believe," "expect," and "anticipate" and other similar expressions generally identify forward-looking statements, which speak only as of their dates.

    These forward-looking statements are based largely on the company's current expectations, and are subject to a number of risks and uncertainties, including without limitation, continuing revenue concentration in a limited number of clients, continuing reliance on project-based work, worsening of market conditions, changes in external market factors, the ability and willingness of the company's clients and prospective clients to execute business plans which give rise to requirements for digital content and professional services in knowledge processing, difficulty in integrating and deriving synergies from acquisitions, potential undiscovered liabilities of companies that Innodata Isogen acquires, changes in the company's business or growth strategy, the emergence of new or growing competitors, various other competitive and technological factors, and other risk and uncertainties indicated from time to time in the company's filings with the Securities and Exchange Commission.

    Actual results could differ materially from the results referred to in the forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the results referred to in the forward-looking statements contained in this release will occur. We undertake no obligation to update or review any guidance or other forward-looking information, whether as a result of new information, future developments or otherwise.


                INNODATA ISOGEN, INC. AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except per share amounts)
                              (Unaudited)

                                                  Three Months Ended
                                                       March 31,

                                                   2006        2005
                                                 ---------    --------

REVENUES                                          $10,285     $11,190
                                                 ---------    --------

OPERATING COSTS AND EXPENSES:
 Direct operating expenses                          8,353       8,203
 Selling and administrative expenses                3,386       2,684
 Interest (income) - net                             (151)        (81)
                                                 ---------    --------

     Total                                         11,588      10,806
                                                 ---------    --------
(LOSS) INCOME BEFORE PROVISION FOR INCOME TAXES    (1,303)        384

PROVISION FOR INCOME TAXES                             43          85
                                                 ---------    --------
NET (LOSS) INCOME                                ($ 1,346)    $   299
                                                 =========    ========

BASIC (LOSS) INCOME PER SHARE                    (   $.06)       $.01
                                                 =========    ========
WEIGHTED AVERAGE SHARES OUTSTANDING                24,033      22,691
                                                 =========    ========

DILUTED (LOSS) INCOME PER SHARE                  (   $.06)       $.01
                                                 =========    ========
ADJUSTED DILUTIVE SHARES OUTSTANDING               24,033      25,110
                                                 =========    ========


                INNODATA ISOGEN, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in Thousands)

                                               March 31,  December 31,
                                                 2006        2005
                                              ----------- ------------
                                               Unaudited  Derived from
                                                            audited
                                                           financial
                                                           statements
ASSETS

CURRENT ASSETS:
Cash and equivalents                             $20,305      $20,059
Accounts receivable-net                            6,078        7,169
Prepaid expenses and other current assets          1,723        1,543
Refundable income taxes                            1,215        1,215
Deferred income taxes                                133          338
                                              ----------- ------------

       Total current assets                       29,454       30,324

PROPERTY AND EQUIPMENT - NET                       5,086        4,823

OTHER ASSETS                                       1,872        1,789

GOODWILL                                             675          675
                                              ----------- ------------

TOTAL                                            $37,087      $37,611
                                              =========== ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses            $ 4,135      $ 3,299
Accrued salaries, wages and related benefits       3,455        3,567
Income and other taxes                             1,431        1,363
  Current portion of long term obligations           621          663
                                              ----------- ------------

       Total current liabilities                   9,642        8,892

DEFERRED INCOME TAXES                              1,152        1,357

LONG TERM OBLIGATIONS                                411          548

STOCKHOLDERS' EQUITY                              25,882       26,814
                                              ----------- ------------


TOTAL                                            $37,087      $37,611
                                              =========== ============

    CONTACT: Innodata Isogen, Inc.
             Steven L. Ford, 201-371-2510
             sford@innodata-isogen.com